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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of June 1, 2002, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2002-2)


                       Ameriquest Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)
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 Delaware                            333-77012                33-0885129
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                         10013
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 714-564-0660
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                  Description
-----------                -----------                  -----------

1                          5.1, 8.1, 23.1               Opinion and Consent of
                                                        Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 7, 2002


                                                    AMERIQUEST MORTGAGE
                                                    SECURITIES INC.


                                                    By: /s/ John P. Grazer
                                                        ------------------
                                                    Name:   John P. Grazer
                                                    Title:  CFO/EVP

                                  EXHIBIT INDEX


                     Item 601(a) of
Exhibit              Regulation S-K
Number               Exhibit No.                 Description

1                    5.1, 8.1, 23.1              Opinion and Consent of Counsel